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ACORD[client to clarify]   CERTIFICATE OF INSURANCE                                                       ISSUE DATE(MM/DD/YY)
                                                                                                             / /     1/13/98
__________________________________________________________________________________________________________________________________
PRODUCER                                       THIS CERTIFICATE IS ISSUED AS A MATTER OF INFOMRATION ONLY AND CONFERS
                                               NO RIGHTS UPON THE CERTIFICATE HOLDER.  THIS CERTIFICATE DOES NOT AMEND,
  Near North Ins Brokerage, Inc.               EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.
  875 North Michigan Avenue                  ___________________________________________________________________________________
  Suites 18, 19, & 20                                        COMPANIES AFFORDING COVERAGE
  Chicago, IL 60611                          ___________________________________________________________________________________
                                  SLO        COMPANY
CODE               SUBCODE  104362           LETTER A            Reliance Surety Company
                                             ___________________________________________________________________________________
  Stacey L. Owens    (312) 280-5661          COMPANY
_____________________________________________LETTER B
INSURED                                      ___________________________________________________________________________________
                                             COMPANY
  ALLSTATE                                   LETTER C
  3075 Sanders Rd. So. Plaza H2A             ___________________________________________________________________________________
  Northbrook, IL 60062                       COMPANY
                                             LETTER D
                                             ___________________________________________________________________________________
                                             COMPANY
                                             LETTER E
___________________________________________________________________________________________________________________________________
COVERAGES
___________________________________________________________________________________________________________________________________
   THIS IS TO CERTIFY THAT POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD
   INDICATED.  NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS
   CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS,
   EXCLUSIONS AND CONDITIONS OF SUCH POLICIES.  LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.
___________________________________________________________________________________________________________________________________
CO
LTR      TYPE OF INSURANCE          POLICY NUMBER   POLICY EFFECTIVE  POLICY EXPIRATION    ALL LIMITS IN THOUSANDS
                                                     DATE(MM/DD/YY)   DATE(MM/DD/YY)               -------------
___________________________________________________________________________________________________________________________________
     GENERAL LIABILITY                                                                 GENERAL AGGREGATE               $
    __ COMMERCIAL GENERAL LIABILITY                                                    ____________________________________________
    __ CLAIMS MADE __OCCUR.                                                            PRODUCTS-COMP/OPS AGGREGATE     $
    __ OWNER'S & CONTRACTOR'S PROT.                                                    ____________________________________________
    __ __________________________                                                      PERSONAL & ADVERTISING INJURY   $
                                                                                       ____________________________________________
                                                                                       EACH OCCURRENCE                 $
                                                                                       ____________________________________________
                                                                                       FIRE DAMAGE (Any one fire)      $
                                                                                       ____________________________________________
                                                                                       MEDICAL EXPENSE (Any one person)$
___________________________________________________________________________________________________________________________________
     AUTOMOBILE LIABILITY                                                             COMBINED
    __ ANY AUTO                                                                        SINGLE        $
    __ ALL OWNED AUTOS                                                                 LIMIT
    __ SCHEDULED AUTOS                                                                 _________________________________
    __ HIRED AUTOS                                                                     BODILY
    __ NON-OWNED AUTOS                                                                 INJURY        $
    __ GARAGE LIABILITY                                                                (Per Person)
    __                                                                                 _________________________________
                                                                                       BODILY
                                                                                       INJURY        $
                                                                                       (Per Accident)
                                                                                       _________________________________
                                                                                       PROPERTY
                                                                                       DAMAGE        $
________________________________________________________________________________________________________________________
    EXCESS LIABILITY                                                                            EACH          AGGREGATE
    ___                                                                                      OCCURRENCE
    ___ OTHER THAN UMBRELLAFORM                                                             $               $
________________________________________________________________________________________________________________________
    WORKER'S COMPENSATION                                                                 STATUTORY
            AND                                                                    $             (EACH ACCIDENT)
     EMPLOYERS' LIABILITY                                                          $             (DISEASE-POLICY LIMIT)
                                                                                   $             (DISEASE-EACH EMPLOYEE)
________________________________________________________________________________________________________________________
    OTHER

 A   Form 25
     Financial
     Institution                    B2710270        12/01/97          12/01/98          $5,000,000 Limit
___________________________________________________________________________________________________________________________________
  DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/RESTRICTIONS/SPECIAL ITEMS


___________________________________________________________________________________________________________________________________
  CERTIFICATE HOLDER    00001                             CANCELLATION
___________________________________________________________________________________________________________________________________
                                                          SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE
  Lincoln Benefit Life Company                            EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO
  134 South 13th                                          MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE
  Lincoln, NE 68508                                       LEFT, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR
                                                          LIABILITY OF ANY KIND UPON THE COMPANY, ITS AGENTS OR REPRESENTATIVES.
                                                        ___________________________________________________________________________
                                                         AUTHORIZED REPRESENTATIVE
                                                                    /s/ Michael Segal
___________________________________________________________________________________________________________________________________
 ACORD 25-S (3/88)                                                                                          ACORD CORPORATION 1988
___________________________________________________________________________________________________________________________________

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